Taxes on Income (Details) - Schedule of deferred tax liabilities and assets - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Tax assets in respect of:
Accrued employees’ and directors’ compensation	$ 61	$ 136	$ 31
Research and development expenses	1,275	738	609
Net loss carry forward	8,303	4,744	2,743
Total deferred tax assets	9,639	5,618	3,383
Less - valuation allowance	(9,639)	(5,618)	(3,383)
Deferred tax assets